SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


   Date of report (date of earliest event reported):    October 28, 2004
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                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                  0-26396                 65-0538630
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   (State or other jurisdiction      (Commission            (I.R.S. Employer
         of incorporation)           File Number)          Identification No.)


    8685 Northwest 53rd Terrace, Miami, Florida                  33166
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     (Address of principal executive offices)                  (Zip Code)


 Registrant's telephone number, including area code:         (305) 593-0770
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                                      None
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           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 2.02   Results of Operations and Financial Condition
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     On October 28, 2004, the Registrant issued a press release announcing its earnings press release for the fiscal quarter ended October 10, 2004. A copy of the press release is included with this Report as Exhibit 99.1.

     Item 9.01   Financial Statements and Exhibits
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     (c) Exhibit 99.1. Press Release of Benihana Inc. dated October 28, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 BENIHANA INC.



                                                 By: /s/ Michael R. Burris
                                                     ---------------------------
                                                     Michael R. Burris
                                                     Senior Vice President of
                                                     Finance and Treasurer